SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) January 31, 2004




                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)



    Delaware                    000-31989                       54-1987541
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(State or other            (Commission File No.)        (I.R.S. Employer
jurisdiction or                                           Identification No.)
incorporation)



                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 221826
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (703) 761-3700
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Item 5.  Other Events

         Effective as of January 31, 2004, James Buchanan resigned as Chief Operating Officer of Convera Corporation (the "Company") to pursue other opportunities. Mr. Buchanan will assist the Company during a transition period on such matters as may be requested by the Company.



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                              CONVERA CORPORATION



                              By:      /s/  PATRICK C. CONDO
                                       ----------------------
                                       Patrick C. Condo
                                       President and Chief Executive Officer


Date:  February 9, 2004